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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: JUNE 24, 2008

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER 1-13167

TEXAS
(State or other jurisdiction of incorporation or organization)

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive, Houston, Texas, 77084
(281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     The ATWOOD HUNTER, owned by our wholly-owned subsidiary, Atwood Oceanics Pacific Limited (“AOPL”), has been awarded contracts by Noble Energy, Inc. (“Noble Energy”) for work in the eastern Mediterranean Sea and by Kosmos Energy Ghana HC (“Kosmos”) and Noble Energy for work offshore West Africa for a combined term of four years. These contracts provide for an operating dayrate of US$511,000 while working in the eastern Mediterranean Sea, approximately US$538,000 while working offshore Ghana and approximately US$545,000 while working in other West African designated areas. All dayrates are subject to adjustments pursuant to cost escalation provisions of the contracts. The Kosmos/Noble Energy contract provides for a one year option at mutually agreed rates.

     Immediately upon the ATWOOD HUNTER completing its current work offshore Mauritania (estimated September 2008), the rig will be relocated to the eastern Mediterranean Sea (estimated to take 35 days) to perform the Noble Energy contract (estimated to take 80 to 160 days to complete) and then mobilized to West Africa (estimated to take 55 days) to commence the combined Kosmos and Noble Energy contract, with the rig being moved between Ghana and other designated areas at various intervals. The initial work in Ghana for Kosmos is estimated to take 270 days to complete. These contracts provide that Noble Energy and Kosmos will provide all tow vessels and pay a dayrate of approximately $460,000 during all mobilization periods.

ITEM 9.01      EXHIBITS

EXHIBIT 99.1 Press Release dated June 24, 2008

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2007, filed with the Securities and Exchange Commission.

EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION

99.1	Press Release dated June 24, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATWOOD OCEANICS, INC.
                                             (Registrant)

                                              /s/ James M. Holland
                                             James M. Holland
                                             Senior Vice President

                                             DATE: June 24, 2008